SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. _)

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Spare Backup, Inc.
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SPARE BACKUP, INC.

990 Ironwood Drive

Minden, Nevada 89423

Telephone: (888) 525-4677

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON April 5, 2013

To the stockholders of Spare Backup, Inc.

You are cordially invited to attend a special meeting of stockholders of Spare Backup, Inc. to be held at Marriott Hotel 1633 N Bayshore Drive, Miami Flr. 33139 on April 5, 2013 at 7:00 A.M., local time. At the special meeting you will be asked to vote on the following matters:

1. To approve a Certificate of Amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 450,000,000 shares to 900,000,000 shares (the "Recapitalization Amendment"),

2. To approve a Certificate of Amendment to our Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, at a ratio of not less than one-for-two and not greater than one-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of our stockholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware no later than a date which is 18 months from the date of the special meeting (the "Reverse Split Amendment"), and

3. To consider and act upon any other business as may properly come before the special meeting or any adjournments thereof.

The Board of Directors recommends that you vote "FOR" Proposal 1 and Proposal 2.

These items of business are more fully described in the proxy statement that is attached to this Notice. The Board of Directors has fixed the close of business on March 20, 2013 as the Record Date for determining the stockholders that are entitled to notice of and to vote at the special meeting and any adjournments thereof.

Your vote is important regardless of the number of shares you own. All stockholders are invited to attend the special meeting in person. Whether or not you plan to attend the special meeting in person, please take the time to vote by completing, signing and dating the enclosed proxy card and returning it promptly in the postage-paid envelope.

You may attend the special meeting and vote in person even if you have previously voted by proxy. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors
/s/ Cery Perle
Minden, Nevada	Cery Perle
March 22, 2013	Chief Executive Officer

TABLE OF CONTENTS

Page No.

General	1
Questions and Answers	1
Who Can Help Answer Your Questions	5
Principal Stockholders	5
Description of Securities	6
Proposal 1 - Approval of Certificate of Amendment to our Certificate of Incorporation increase the number of authorized shares of common stock from 450,000,000 shares to 900,000,000 shares.	8
Proposal 2 – Approval of Certificate of Amendment to our Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of our common stock at a ratio of not less than 1:2 and not more than 1:10, in a definitive amount and on a future date to be fixed by our Board of Directors, in their sole discretion.	10
Other Matters	16
Dissenter’s Rights	16
Stockholders Sharing the Same Last Name and Address	16
Proposals of Stockholders	16
Annual Report on Form 10-K	17
Where You Can Find More Information	17
Proxy Card	18
Appendix A – Form of Certificate of Amendment to Certificate of Incorporation for Recapitalization Amendment (Proposal 1)	19
Appendix B – Form of Certificate of Amendment to Certificate of Incorporation for Reverse Split Amendment (Proposal 2)	20

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

OF

SPARE BACKUP, INC.

General

The enclosed proxy is solicited on behalf of the Board of Directors of Spare Backup, Inc. for use at our special meeting of stockholders to be held on April 5, 2013 at 7:00 A.M., local time, and at any adjournments thereof. The special meeting will be held at Marriott Hotel 1633 N Bayshore Drive, Miami Flr. 33139, telephone (888) 525-4677. Voting materials, including this proxy statement and the proxy card, were mailed on or about March 23, 2013 to all stockholders entitled to vote at the special meeting.

Questions and Answers

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

Q: What may I vote on at the special meeting?

A: At the special meeting, stockholders will consider and vote upon the following matters:

• Proposal 1 - To approve a Certificate of Amendment to our Certificate of Incorporation increasing the number of authorized shares of common stock from 450,000,000 shares to 900,000,000 shares (the "Recapitalization Amendment"),

• Proposal 2 - To approve a Certificate of Amendment to our Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, at a ratio of not less than one-for-two and not greater than one-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of our stockholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware on a date which is no later than 18 months from the date of the special meeting (the "Reverse Split Amendment"), and

• To consider and act upon any other business as may properly come before the special meeting or any adjournments thereof.

Q: How does the Board of Directors recommend that I vote on the proposal?

A:	The Board of Directors recommends a vote “FOR” Proposal 1 and Proposal 2.
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Q: How can I vote my shares at the special meeting?

A:	If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares and we are sending the proxy materials and proxy card directly to you. As the stockholder of record, you have the right to vote in person at the special meeting. If you choose to do so, you can bring the enclosed proxy card or vote at the special meeting using the ballot provided at the meeting. Even if you plan to attend the special meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the special meeting in person.

Many of our stockholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the special meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the special meeting unless you obtain a "legal proxy" from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the special meeting in order to vote in person.

Q:	How can I vote my shares without attending the special meeting?

A:	Whether you hold shares directly as a stockholder of record or beneficially in street name, you may direct your vote without attending the special meeting by completing, signing and dating the enclosed proxy card and returning it promptly in the postage-paid envelope. Please refer to the enclosed materials for details. If you are a stockholder of record and plan to attend the special meeting, you may vote in person at the meeting. We will give you a ballot when you arrive.

If you are a beneficial owner of shares held in street name and you wish to vote in person at the special meeting, you must obtain a valid proxy from the organization that holds your shares. If you do not obtain a valid proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the special meeting if you bring a recent bank or brokerage statement showing that you were the beneficial owner of the shares on March 20, 2013, the Record Date for voting.

Q:	What happens if additional matters are presented at the special meeting?

A:	Other than Proposals 1 and 2, we are not aware of any other business to be acted upon at the special meeting. If you grant a proxy, the person named as proxy holder, Mr. Cery Perle, our CEO, will have the discretion to vote your shares on any additional matters properly presented for a vote at the special meeting.

Q: What happens if I do not give specific voting instructions?

A: If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on the proposals and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the special meeting. If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to the proposal.

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Q: What is the quorum requirement for the special meeting?

A: On the Record Date of March 20, 2013 there were 444,887,403 shares of our common stock, 50,000 shares of our Series A Preferred Stock and 300,000 shares of our Series C Preferred stock (collectively, our "Voting Shares") outstanding which are our only classes of voting securities. Each share of common stock entitles the holder to one vote, each share of Series A Preferred Stock entitles the holder to 400 votes, and each share Series C Preferred Stock entitles the holder to 400 votes at any meeting of our stockholders and the shares of common stock, the shares of Series A Preferred Stock and the shares of Series C Preferred Stock voting together on all matters submitted to a vote of our stockholders. A majority of our outstanding Voting Shares as of the Record Date must be present at the special meeting (in person or represented by proxy) in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on matters introduced at the special meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card.

Q: How can I change my vote after I return my proxy card?

A:	You may revoke your proxy and change your vote at any time before the final vote at the special meeting. You may do this by signing a new proxy card with a later date or by attending the special meeting and voting in person. However, your attendance at the special meeting will not automatically revoke your proxy unless you vote at the special meeting or specifically request in writing that your prior proxy be revoked.

Q: Is my vote confidential?

A. Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except:

•	as necessary to meet applicable legal requirements,
•	to allow for the tabulation of votes and certification of the vote, and
•	to facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card will be forwarded to our management.

Q: Where can I find the voting results of the special meeting?

A: The preliminary voting results will be announced at the meeting. The final voting results will be tallied by the Inspector of Elections for the special meeting and published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission within four days following the date of the special meeting.

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Q: How can I obtain a separate set of voting materials?

A: To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Spare Backup stock account, we are delivering only one set of the proxy materials to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials. For future special meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by writing or calling us at:

Spare Backup, Inc.

Attention: Cery Perle

990 Ironwood Drive

Minden, Nevada 89423

Telephone: (888) 525-4677

Q: Who pays for the cost of this proxy solicitation?

A: We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers, and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

Q: What is the voting requirement to approve the proposal?

A: The proposal to approve each of the Recapitalization Amendment and the Reverse Split Amendment will be approved if the holders of a majority of the outstanding Voting Shares on the Record Date cast votes "FOR" the proposal. Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the special meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the special meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the special meeting.

Q:	How can I communicate with the non-employee directors on Spare Backup’s Board of Directors?

A:	The Board of Directors encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our corporate secretary. Stockholders can send communications by mail to:

Mr. Cery Perle,

Chief Executive

Spare Backup, Inc.

990 Ironwood Drive

Minden, Nevada 89423

Telephone: (888) 525-4677

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Correspondence received that is addressed to the non-employee directors will be reviewed by our CEO or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our CEO, deals with the functions of the Board of Directors or committees thereof or that our CEO otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the Board of Directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing or calling us at our principal executive offices:

Mr. Cery Perle,

Chief Executive

Spare Backup, Inc.

990 Ironwood Drive

Minden, Nevada 89423

Telephone: (888) 525-4677

PRINCIPAL STOCKHOLDERS

At March 20, 2013 the issued and outstanding Voting Shares consisted of:

• 444,887,403 shares of our common stock,

• 50,000 shares of our Series A Preferred Stock, and

• 300,000 shares of Series C Preferred Stock.

Each share of common stock entitles the holder to one vote. Each share of the Series A Preferred Stock and the Series C Preferred Stock entitles the holder to 400 votes at any meeting of our stockholders. The shares of common stock, the Series A Preferred Stock and the Series C Preferred Stock vote together on all matters submitted to a vote of our stockholders. On the Record Date, there were a total of 590,000,000 votes eligible to be cast at the special meeting by holders of the Voting Shares.

The following table contains information regarding record ownership of our Voting Shares as of March 20, 2013 held by:

•	persons who own beneficially more than 5% of the outstanding Voting Shares,
•	our directors,
•	named executive officers, and
•	all of our directors and officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from March 20, 2013, upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise indicated, the address of each of the listed beneficial owners identified is 990 Ironwood Drive, Minden, Nevada 89423.

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	Amount and Nature of Beneficial Ownership						% of Total Vote
	Common Stock		Series A Preferred Stock		Series C Preferred Stock
Name	# of Shares	% of Class	# of Shares	% of Class	# of Shares	% of Class
Cery B. Perle (1)	21,327,694	4.8%	50,000	100%	150,000	50%	17.2%
Dan X. Wray	28,599,078	6.4%	0	-	150,000	50%	15.0%
All named executive officers and directors as a group (2 persons) (1)	49,926,772	11.2%	50,000	100%	300,000	100%
RJ Dailey	42,000,000	9.4%	0	-	0	-	7.1%
Joel Yanowitz	25,000,000	5.6%	0	-	0	-	4.2%
The Ferrari’s	25,000,000	5.6%	0	-	0	-	4.2%

(1) Includes 17,072,794 shares of our common stock underlying options with exercise prices ranging from $0.005 to $0.18 per share.

DESCRIPTION OF SECURITIES

Authorized capital

We are currently authorized to issue 450,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. We have designated a series of preferred stock consisting of 50,000 shares as Series A Preferred Stock and a series of preferred stock consisting of 300,000 shares as Series C Preferred Stock. In September 2011 we designated a series of 150,000 shares of preferred stock as Series B Preferred Shares; the rights of those shares lapsed one year from the issuance date, and, accordingly, those shares are no longer considered outstanding and the holders have no rights with respect to those shares.

At March 20, 2013 we had 444,887,403 shares of common stock, 50,000 shares of Series A Preferred Stock, and 300,000 shares of Series C Preferred Stock issued and outstanding. Following are the material terms of our capital stock.

Common sock

The holders of our common stock are entitled to one vote per share on all matters submitted to a vote of stockholders, including the election of directors. There is no right to cumulate votes in the election of directors. The holders of common stock are entitled to any dividends that may be declared by the Board of Directors out of funds legally available for payment of dividends subject to the prior rights of holders of preferred stock and any contractual restrictions we have against the payment of dividends on common stock. In the event of our liquidation or dissolution, holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preferences of any outstanding shares of preferred stock. Holders of common stock have no preemptive rights and have no right to convert their common stock into any other securities.

Preferred stock

Our preferred stock is issuable in one or more series with such designations, voting powers, if any, preferences and relative, participating, optional or other special rights, and such qualifications, limitations and restrictions, as are determined by resolution of our Board of Directors.

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Series A Preferred Stock

The designations, rights and preferences of the Series A Preferred Stock are as follows:

•	each share has a stated value and a liquidation preference of $0.001 per share which equals the par value of the shares,
•	the shares are not convertible or exchange into any other security,
•	each share entitles the holder to 400 votes at any meeting of our stockholders and such shares will vote together with our common stockholders and holders of any other shares of our preferred stock with respect to any question or matter upon which our stockholders are entitled to vote,
•	holders of Series A Preferred Stock shall have no rights to receive dividend distributions or to participate in any dividends declared by us to or for the benefit of the holders of our common stock,
•	the shares are not subject to redemption, and
•	so long as the shares are outstanding, we have agreed not to alter or change the rights of the security in a manner which would adversely affect the Series A Preferred Stock, increase or decrease the number of shares of Series A Preferred Stock, or take any action which would result in the taxation of the holder under Section 305 of the Internal Revenue Code, without the affirmative vote of the holders of a majority of the voting power of the shares of Series A Preferred Stock then outstanding.

Series C Preferred Stock

The designations, rights and preferences of the Series C Preferred Stock are as follows:

•	each share has a stated value and a liquidation preference of $0.001 per share which equals the par value of the shares,
•	the shares are not convertible or exchange into any other security,
•	each share entitles the holder to 400 votes at any meeting of our stockholders and such shares will vote together with our common stockholders and holders of any other shares of our preferred stock with respect to any question or matter upon which our stockholders are entitled to vote,
•	holders of Series C Preferred Stock shall have no rights to receive dividend distributions or to participate in any dividends declared by us to or for the benefit of the holders of our common stock,
•	the shares are not subject to redemption, and
•	so long as the shares are outstanding, we have agreed not to alter or change the rights of the security in a manner which would adversely affect the Series C Preferred Stock or increase or decrease the number of shares of Series C Preferred Stock.
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As a result of the voting rights attributable to the holders of the Series A Preferred Stock and Series C Preferred Stock, which include members of our Board of Directors, these shares may have the effect of delaying, deferring or preventing a change in control of our company without further action by stockholders, and could adversely affect the rights and powers, including voting rights, of the holders of common stock. Although the shares of Series A Preferred Stock and Series C Preferred Stock were not created for this purpose, in the future the Board could, subject to its fiduciary duties and applicable law, use its voting power to frustrate persons seeking to take over or otherwise gain control of our company. The holders of our Series A Preferred Stock and Series C Preferred Stock could also vote in a manner to assure that any proposal to amend or repeal our Bylaws or provisions of our Certificate of Incorporation would not receive the requisite vote. In addition, our Board, also subject to its fiduciary duties, could designate and issue additional series of preferred stock with designations, rights and preferences that could give a holder sufficient voting power to assure that any proposal to amend or repeal our Bylaws or provisions of our Certificate of Incorporation would not receive the requisite vote. Such uses of our securities could render more difficult, or discourage, an attempt to acquire control of our company if such transactions were opposed by the Board, members of which are the holders of our Series A Preferred Stock and Series C Preferred Stock. We are not aware of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this proxy statement, and our Board has no present intention to designate or issue any additional shares of preferred stock at this time.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL 1

APPROVAL OF THE RECAPITALIZATION AMENDMENT

On December 26, 2012, our Board of Directors approved the Recapitalization Amendment and recommended that our stockholders approve it at the special meeting. The form of Recapitalization Amendment is attached as Appendix A to this proxy statement.

The purpose of the Recapitalization Amendment is to increase the number of authorized but unissued shares of our common stock to from 450,000,000 shares to 900,000,000 shares. We do not presently have a sufficient number of authorized but unissued shares to provide for the exercise of all currently outstanding options and warrants or the conversion of our convertible debt. As of March 20, 2013, there were 444,887,403 shares of our common stock outstanding, 223,022,916 shares underlying convertible notes, options and warrants to purchase an additional 223,022,916 shares of our common stock which are presently exercisable. Assuming the conversion of all convertible notes and the exercise of all outstanding options and warrants, we could be obligated to issue 223,022,916 shares of our common stock more than our presently authorized shares. In addition, there are 27,000,000 shares of our common stock reserved for future grants which may be made under our 2002 Stock Option and Stock Award Plan. The Recapitalization Amendment will provide a sufficient number of shares of our common stock to permit the exercise of the outstanding options and warrants, the conversion of the convertible debt and the granting of additional shares or options under our 2002 Stock Option and Stock Award Plan. Assuming that we do not issue any additional shares of common stock prior to the effective time of the Recapitalization Amendment, as a result of the increase in the number of our authorized shares of common stock we will then have 455,112,597 of unissued and unreserved shares of common stock available for future issuances.

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These additional shares may be issued by our Board of Directors in its sole discretion. The additional shares could be used, among other things, for public or private financings to raise additional capital, for the declaration of stock splits or stock dividends, for acquisitions of other companies, for the expansion of business operations, or for the issuance of stock under warrants granted or to be granted in the future. We will need to raise additional capital during 2013 and beyond in order to fund our operations and we anticipate that funding will come through the sale of equity securities or securities that are convertible into equity securities. However, we have no specific plans or agreements at this time with respect to any additional financing transactions and no assurances can be given that a financing transaction or transactions will take place or will be available on terms that are favorable to our company. There are currently no other plans, agreements, arrangements, or understanding, for the issuance of additional shares of common stock. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock.

The Recapitalization Amendment which increases the number of authorized shares of our common stock may be contrasted as having an anti-takeover effect. Although the amendment was not approved by the Board of Directors for this purpose, in the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of our Certificate of Incorporation would not receive the requisite vote. Such uses of our securities could render more difficult, or discourage, an attempt to acquire control of our company if such transactions were opposed by the Board. We are not aware of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this proxy statement.

Interests of Certain Persons in Matters to be Acted Upon

Certain of our executive officers and directors presently hold options and warrants which are presently exercisable into shares of our common stock, including:

• Mr. Perle is the holder of outstanding options to purchase an aggregate of 11,072,794 shares of our common stock with exercise prices ranging from $0.11 to $0.18 per share,

The Recapitalization Amendment will provide sufficient authorized but unissued shares of our common stock to provide for the exercise of these outstanding options and warrants.

Manner of Effecting the Recapitalization Amendment

The increase in the number of authorized shares of our common stock will be effected by the filing of the Recapitalization Amendment with the Secretary of State of the State of Delaware. If approved at the special meeting, we anticipate that we will file the Recapitalization Amendment as soon as practicable after the date of the special meeting.

Required Vote

Approval of the Recapitalization Amendment Split requires the affirmative vote of the holders of a majority of the total outstanding Voting Shares as of the Record Date.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

APPROVAL OF THE RECAPITALIZATION AMENDMENT.

PROPOSAL 2

APPROVAL OF THE REVERSE SPLIT AMENDMENT

Our Board of Directors also adopted the Reverse Split Amendment, the form of which is attached to this proxy statement as Appendix B. The Reverse Split Amendment will permit us to effect a reverse stock split of all of the outstanding shares of our common stock, at a ratio of not less than one-for-two and not greater than one-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of our stockholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware no later than a date which is 18 months from the date of the special meeting.

We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;
•	the number of shares of our common stock and common stock equivalents outstanding;
•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;
•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
•	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the reverse stock split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the reverse stock split is no longer in the best interests of our company and our stockholders.

Depending on the ratio for the reverse stock split determined by our Board of Directors, no less than two and no more than 10 shares of existing common stock, as determined by our Board of Directors, will be combined into one share of common stock. Any fractional shares will be rounded up to the next whole number. The Reverse Split Amendment to effect a reverse stock split, if any, will include only the reverse split ratio determined by our Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

Background and reasons for the reverse stock split; potential consequences of the reverse stock split

The primary purpose of the reverse stock split is to increase the market price of our common stock and help to increase broker interest in shares of our common stock as their policies can discourage them from recommending companies with lower stock prices. Our common stock is quoted in the over-the-counter market on the OTCQB Tier of the OTC Markets. The OTC Markets, formerly known as the Pink Sheets, is an inter-dealer, over-the-counter market that provides significantly less liquidity than national securities exchanges. Because of the trading volatility often associated with lower-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or

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recommending them to their customers. Additionally, because broker’s commissions on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the stock price were substantially higher. Our Board believes that the increase in the stock price expected to result from the reverse stock split could decrease price volatility, as small changes in the price of our common stock currently result in relatively large percentage changes in the stock price. We believe that the reverse stock split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the reverse stock split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

There are also certain adverse consequences to the reverse stock split. The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. In addition, because the reverse stock split will reduce the number of shares of our common stock available in the public market, the trading market for such securities may be harmed, particularly if the stock price does not increase as a result of the reverse stock split. The reverse stock split will reduce the number of shares outstanding, including the number of shares in the public float (i.e. the shares that trade on the public markets). A reduction in the public float could reduce the amount of trading in our shares of common stock.

Procedure for implementing the reverse stock split

The reverse stock split would become effective upon the filing (the “Effective Date”) of the Reverse Split Amendment with the Secretary of State of Delaware. The exact timing of the filing of the Reverse Split Amendment will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reverse stock split if, at any time prior to filing the Reverse Split Amendment, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse stock split. If the Reverse Split Amendment has not been filed with the Secretary of State of the State of Delaware within 18 months after the date of the special meeting, our Board of Directors will abandon the reverse stock split.

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Effect of the reverse stock split on holders of outstanding common stock

Depending on the ratio for the reverse stock split determined by our Board of Directors, a minimum of two and a maximum of 10 shares of existing common stock will be combined into one new share of common stock. The actual number of shares issued after giving effect to the reverse stock split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board of Directors. Depending on the exact reverse stock split ratio chosen by our Board of Directors, the number of shares of common stock issued and outstanding would be reduced, and the number of shares of unreserved authorized common stock available for future issuance would be increased. The table below shows the number of:

•	shares of our common stock issued and outstanding,
•	unissued shares of common stock which are authorized and reserved for issuance, representing outstanding stock options, warrants and convertible notes, and
•	unissued shares which are authorized but not reserved for issuance,

in each case after giving effect to the implementation of the reverse stock split at specified ratios from one-for-two to one-for-10, based on our outstanding common stock on the Record Date and assuming that Proposal 1 is approved by our stockholders. The exact number of shares would be determined by the number of outstanding shares on the date the reverse stock split was effected, and the exact reverse stock split ratio would be determined by the Board of Directors, in its sole discretion.

	Shares of Common Stock
Reverse Stock Split Ratio	Shares Issued and Outstanding	Unissued Shares Authorized and Reserved for Issuance	Unissued Shares Authorized but Unreserved
1:2	222,443,071	125,011,558	552,545,471
1:3	148,295,801	83,343,306	668,360,893
1:4	112,221,851	62,507,479	725,269,670
1:5	88,977,481	50,005,984	761,016,535
1:6	74,147,901	41,671,653	784,180,446
1:7	63,555,344	35,718,560	800,726,096
1:8	55,610,926	31,253,740	813,135,334
1:9	49,431,934	27,781,102	822,786,964
1:10	44,488,741	25,002,992	830,508,267

The reverse stock split will become effective simultaneously for all of our outstanding shares of common stock, and the exchange ratio will be the same for all of our issued and outstanding shares of common stock. Subject to the provisions for rounding up to the nearest whole share for fractional shares, the reverse stock split will affect all of our common stockholders uniformly and will not disproportionately affect any stockholder's percentage ownership in our company or proportionate voting power.

After the Effective Date, each certificate representing shares of pre-reverse stock split common stock will be deemed to represent that number of shares of post-reverse split common stock, subject to rounding for fractional shares, equal to the reverse stock split ratio and the records of our transfer agent will be adjusted to give effect to the reverse stock split. Following the Effective Date of the reverse stock split, the share certificates representing the pre-reverse stock split common stock will continue to be valid for the appropriate number of shares of post-reverse stock split common stock, adjusted for rounding. Certificates representing shares of the post-reverse stock split common stock will be issued in due course as certificates for pre-reverse stock split common shares are tendered for exchange or transfer to our transfer agent. We request that stockholders do not send in any of their stock certificates at this time.

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As applicable, new share certificates evidencing post-reverse stock split common shares that are issued in exchange for pre-reverse stock split shares representing restricted shares will contain the same restrictive legend as on the old certificates. For purposes of determining the term of the restrictive period applicable to the post-reverse stock split shares, the time period during which a stockholder has held their existing pre-reverse stock split shares will be included in the total holding period.

Upon the implementation of the reverse stock split, we intend to treat outstanding shares of our common stock held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Regulatory matters

The reverse stock split does not require the approval of any Federal or state regulatory agency. As described earlier in this proxy statement, our common stock is currently quoted in the over-the-counter market on the OTC Markets and the implementation of the reverse stock split will require processing by Financial Industry Regulatory Authority, Inc. (FINRA) pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 in order for it to be recognized for trading purposes. We expect to receive FINRA’s clearance prior to the Effective Date of the reverse stock split.

After the Effective Date, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities. We will make a public announcement of the new CUSIP number prior to the Effective Date. After the reverse stock split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.

Effective of reverse stock split on our authorized shares of common stock

The reverse stock split will not change the number of authorized shares of our common stock under our Certificate of Incorporation. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. As a result, with respect to our common stock, one of the effects of the reverse stock split, if implemented, will be to effectively increase the proportion of authorized shares, which are unissued relative to those which are issued. This could result in us being able to issue more shares without further stockholder approval.

By increasing the number of authorized but unissued shares of common stock, the reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of our company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of our company or our stockholders. The reverse stock split therefore may have the effect of

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discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the reverse stock split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting our current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, the Board of Directors is not aware of any attempt to take control of our company and the Board of Directors has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.

Other than as set forth herein, there are currently no plans, agreements, arrangements, or understanding, for the issuance of additional shares of common stock. Our board of directors does not intend to issue any additional common shares except on terms that it deems to be in the best interest of our company and our stockholders. It is not anticipated that our financial condition, the percentage ownership of management, the number of stockholders, or any aspect of our business will materially change as a result of the reverse stock split.

Effective of the reverse stock split on our series of preferred stock

The voting rights of the outstanding shares of our Series A Preferred Stock and Series C Preferred Stock will automatically be adjusted in the same proportional ratio as the reverse stock split ratio, without any action of the holders. For example, if the reverse stock split ratio is 1:5, the number of votes for each share of outstanding Series A Preferred Stock and Series C Preferred Stock will be adjusted from 400 votes to 80 votes.

Effect of the reverse stock split on options, warrants, convertible notes and our 2002 Stock Option and Stock Award Plan

Based upon the reverse stock split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrant and convertible notes entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants or convertible notes upon exercise or conversion, and approximately the same value of shares of common stock being delivered upon such exercise, or conversion, immediately following the reverse stock split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be adjusted proportionately based upon the reverse stock split ratio determined by the Board of Directors, subject to our treatment of fractional shares. The number of shares of our common stock which are reserved for issuance pursuant to grants which may be granted under our 2002 Stock Option and Stock Award Plan will be proportionately reduced as a result of the reverse stock split based upon the final reverse stock split ratio.

Accounting matters

The Reverse Split Amendment will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, as of the Effective Date, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the reverse stock split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain federal income tax consequences of the reverse stock split

The following summary describes certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock.

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Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The reverse stock split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse stock split.

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Required Vote

Approval of the Reverse Split Amendment requires the affirmative vote of the holders of a majority of the total outstanding Voting Shares as of the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

APPROVAL OF THE REVERSE SPLIT AMENDMENT.

ATTENDANCE OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We do not expect that representatives of our independent registered public accounting firm will attend the special meeting.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the special meeting. If, however, other matters properly come before the special meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER'S RIGHTS

Under Delaware law there are no dissenter's rights available to our stockholders in connection with the approval of either the Recapitalization Amendment or the Reverse Split Amendment.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Spare Backup, Inc., 990 Ironwood Drive, Minden, Nevada 89423.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders to be included in our proxy statement for next annual meeting of stockholders must be received by the corporate secretary of Spare Backup on or before November 5, 2013. The submission of a stockholder proposal does not guarantee that it will be included in our proxy for our 2013 annual meeting.

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ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2011 Form 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2011 Form 10-K by writing to us at

990 Ironwood Drive

Minden, Nevada 89423

Telephone: (888) 525-4677

Attention: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, Spare Backup, Inc.,

990 Ironwood Drive

Minden, Nevada 89423

Telephone: (888) 525-4677

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Cery Perle

Cery Perle, CEO

Minden, Nevada

March 22, 2013

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SPARE BACKUP, INC.

Special Meeting of Stockholders

April 5, 2013

PROXY CARD

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS OF SPARE BACKUP, INC.

The undersigned stockholder of Spare Backup, Inc. (the "Company") hereby appoints Cery Perle as proxy and attorney of the undersigned, with full rights of substitution, for and in the name(s) of the undersigned, to attend the special meeting of stockholders of the Company to be held at Marriott Hotel 1633 N Bayshore Drive, Miami Flr. 33139, telephone (888) 525-4677, on April 5, 2013 at 7:00 A.M. local time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the special meeting of stockholders with all powers possessed by the undersigned if personally present at the meeting including, without limitation, to vote an act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" Proposal 1 and “FOR” Proposal 12.

PLEASE VOTE, DATE, AND SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND PROPOSAL 2.

Proposal 1.	Approve a Certificate of Amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock from 450,000,000 shares to 900,000,000 shares (the "Recapitalization Amendment").

For	☐	Against	☐	Abstain	☐

Proposal 2.	Approve a Certificate of Amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of its common stock, at a ratio of not less than one-for-two and not greater than one-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of our stockholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware no later than a date which is 18 months from the date of the special meeting (the "Reverse Split Amendment")

For	☐	Against	☐	Abstain	☐

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING	☐

PLEASE MARK HERE FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT RIGHT	☐

Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by an authorized officer or if a partnership, please sign full partnership name by an authorized person.

Signature:	Date:
Print name of stockholder:
Print name of signer:
Print title of signer:
Number of common shares:

Signature:	Date:
Print name of stockholder:
Print name of signer:
Print title of signer:
Number of common shares:

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

OF

SPARE BACKUP, INC.

(A Delaware Corporation)

Pursuant to Section 242 of the Delaware General Corporations Law, the undersigned, being the Chairman and Chief Executive Officer of Spare Backup, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify that the following resolutions were adopted by the Corporation’s Board of Directors and its stockholders as hereinafter described:

RESOLVED: Paragraph FOURTH of the Certificate of Incorporation of this Corporation is hereby amended by deleting the first paragraph and replacing it in its entirety with the following:

(a) The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Nine Hundred Five Million (900,000,00) shares of which Nine Hundred Million (900,000,000) shares shall be Common Stock, par value $0.001 per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value $0.001 per share. The Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any series into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

(b) This Amendment shall not alter or change the Certificate of Designation, Preferences, Rights and Other Rights of Series A Preferred Stock of the Corporation as filed with the Secretary of State of Delaware on January 16, 2008 or the Certificate of Designation, Preferences, Rights and Other Rights of Series B Preferred Stock of the Corporation as filed with the Secretary of State of Delaware on September 13, 2011 or the Certificate of Designation, Preferences, Rights and Other Rights of Series C Preferred Stock of the Corporation as filed with the Secretary of State of Delaware on January 16, 2013.

The foregoing resolutions and this Certificate of Amendment were adopted by the Board of Directors of the Corporation pursuant to a written consent of the directors of the Corporation dated January ___, 2013 in accordance with Section 141 of the Delaware General Corporation Law, and by the holders of a majority of the outstanding shares of the Corporation’s voting stock at a special meeting of stockholders held on April 5, 2013 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of this Corporation, has executed this Certificate of Amendment to the Corporation’s Certificate of Incorporation as of ___________, 2013.

SPARE BACKUP, INC

By: ____________________________________
Cery Perle, Chief Executive Officer

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EXHIBIT B

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

OF

SPARE BACKUP, INC.

(A Delaware Corporation)

Pursuant to Section 242 of the Delaware General Corporations Law, the undersigned, being the Chief Executive Officer of Spare Backup, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify that the following resolutions were adopted by the Corporation’s Board of Directors and its stockholders as hereinafter described:

RESOLVED, that at the effective time of this amendment, each share of common stock of the Corporation issued and outstanding as of the record date set by the Corporation’s Board of Directors shall be subject to a [ ] for one ([ ]:1) reverse split with all fractional shares rounded to the nearest whole share; and be it

FURTHER RESOLVED, that this Certificate of Amendment shall not alter or change the Certificate of Designation, Preferences, Rights and Other Rights of Series A Preferred Stock of the Corporation as filed with the Secretary of State of Delaware on January 16, 2008 or the Certificate of Designation, Preferences, Rights and Other Rights of Series B Preferred Stock of the Corporation as filed with the Secretary of State of Delaware on September 13, 2011 or the Certificate of Designation, Preferences, Rights and Other Rights of Series C Preferred Stock of the Corporation as filed with the Secretary of State of Delaware on January 16, 2013.

(c) The effective time of this amendment shall be [•], 2013.

The foregoing resolutions and this Certificate of Amendment were adopted by the Board of Directors of the Corporation pursuant to a written consent of the directors of the Corporation dated January 14, 2013 in accordance with Section 141 of the Delaware General Corporation Law, and by the holders of a majority of the outstanding shares of the Corporation’s voting stock at a special meeting of stockholders held on April 5, 2013 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of this Corporation, has executed this Certificate of Amendment to the Corporation’s Certificate of Incorporation as of ___, 2013.

SPARE BACKUP, INC

By: ____________________________________
Cery Perle, Chief Executive Officer

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